Exhibit 10.1

LENNAR CORPORATION

2018 TARGET BONUS OPPORTUNITY

CHIEF EXECUTIVE OFFICER

NAME	ASSOCIATE ID#	TARGET AWARD OPPORTUNITY [1]
Stuart Miller	100003	0.73% of Lennar Corporation Pretax Income [2] after a 10.96% capital charge [3]

[1]	The 2018 Target Bonus Opportunity program, under the 2016 Incentive Compensation Plan, is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the CEO. Factors that may cause an adjustment include, but are not limited to, a comparison of the Company’s actual results (sales, closings, starts, etc) to budget, inventory management, corporate governance, customer satisfaction, and peer/competitor comparisons.

[2]	Per our 2016 Incentive Compensation Plan (the “Plan”), Pretax Income shall take into account and adjust for goodwill charges, losses or expenses on early retirement of debt, impairment charges, and acquisition or deal costs related to the purchase or merger of a public company, in accordance with the Plan. Pretax Income is calculated as Net Earnings attributable to Lennar plus/minus income tax expense/benefit.

[3]	Capital charge is calculated as follows: Tangible Equity = Stockholders Equity - Intangible assets (goodwill, title plants, and intangible assets).

PAYMENTS

•	The payment of any bonus shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•	100% of the bonus payment is contingent on the recipient being employed with the Company on the applicable payment date. No bonus will be earned or paid unless the participant remains employed in good standing through such date.

My participation in this 2018 Target Bonus Opportunity program shall not entitle me to remain in the employ of the Company. My employment is at-will. The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals.

This document constitutes the entire agreement between the Company and me with respect to my bonus compensation and other matters stated herein; and supersedes and replaces all other agreements and negotiations, whether written or oral, pertaining to my bonus compensation or any other matter stated herein. This document may not be amended unless done so in writing and signed by all signatories to this document.

I affirm that the Alternative Dispute Resolution Policy set forth in Section 1.8 of the Associate Reference Guide shall apply to and govern all disputes 1) under this Target Bonus Opportunity and 2) related to my employment.

I also understand and agree that for twelve (12) months following termination of my employment with Lennar, I will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.

The Company and Associate acknowledge and agree that bonuses are not automatic, but are awarded for excellent individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding. Receiving bonus compensation under this agreement does not indicate or suggest that I will receive, or will be entitled to, any additional bonus compensation at any time.

Signature:
Date:
	Stuart Miller Chief Executive Officer Lennar Corporation	Steven Gerard Chairman, Compensation Committee Lennar Corporation

LENNAR CORPORATION

2018 TARGET BONUS OPPORTUNITY

PRESIDENT

NAME	ASSOCIATE ID#	TARGET AWARD OPPORTUNITY [1]
Rick Beckwitt	168230	0.63% of Lennar Corporation Pretax Income [2] after a 10.96% capital charge [3]

[1]	The 2018 Target Bonus Opportunity program, under the 2016 Incentive Compensation Plan, is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the President. Factors that may cause an adjustment include, but are not limited to, a comparison of the Company’s actual results (sales, closings, starts, etc) to budget, inventory management, corporate governance, customer satisfaction, and peer/competitor comparisons.

[2]	Per our 2016 Incentive Compensation Plan (the “Plan”), Pretax Income shall take into account and adjust for goodwill charges, losses or expenses on early retirement of debt, impairment charges, and acquisition or deal costs related to the purchase or merger of a public company, in accordance with the Plan. Pretax Income is calculated as Net Earnings attributable to Lennar plus/minus income tax expense/benefit.

[3]	Capital charge is calculated as follows: Tangible Equity = Stockholders Equity - Intangible assets (goodwill, title plants, and intangible assets).

PAYMENTS

•	The payment of any bonus shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•	100% of the bonus payment is contingent on the recipient being employed with the Company on the applicable payment date. No bonus will be earned or paid unless the participant remains employed in good standing through such date.

My participation in this 2017 Target Bonus Opportunity program shall not entitle me to remain in the employ of the Company. My employment is at-will. The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals.

This document constitutes the entire agreement between the Company and me with respect to my bonus compensation and other matters stated herein; and supersedes and replaces all other agreements and negotiations, whether written or oral, pertaining to my bonus compensation or any other matter stated herein. This document may not be amended unless done so in writing and signed by all signatories to this document.

I affirm that the Alternative Dispute Resolution Policy set forth in Section 1.8 of the Associate Reference Guide shall apply to and govern all disputes 1) under this Target Bonus Opportunity and 2) related to my employment.

I also understand and agree that for twelve (12) months following termination of my employment with Lennar, I will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.

The Company and Associate acknowledge and agree that bonuses are not automatic, but are awarded for excellent individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding. Receiving bonus compensation under this agreement does not indicate or suggest that I will receive, or will be entitled to, any additional bonus compensation at any time.

Signature:
Date:
	Rick Bewitt President Lennar Corporation	Stuart Miller Chief Executive Officer Lennar Corporation

LENNAR CORPORATION

2018 TARGET BONUS OPPORTUNITY

CHIEF OPERATING OFFICER

NAME	ASSOCIATE ID#	TARGET AWARD OPPORTUNITY [1]
Jon Jaffe	103706	0.55% of Lennar Corporation Pretax Income [2] after a 10.96% capital charge [3]

[1]	The 2018 Target Bonus Opportunity program, under the 2016 Incentive Compensation Plan, is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the COO. Factors that may cause an adjustment include, but are not limited to, a comparison of the Company’s actual results (sales, closings, starts, etc) to budget, inventory management, corporate governance, customer satisfaction, and peer/competitor comparisons.

[2]	Per our 2016 Incentive Compensation Plan (the “Plan”), Pretax Income shall take into account and adjust for goodwill charges, losses or expenses on early retirement of debt, impairment charges, and acquisition or deal costs related to the purchase or merger of a public company, in accordance with the Plan. Pretax Income is calculated as Net Earnings attributable to Lennar plus/minus income tax expense/benefit.

[3]	Capital charge is calculated as follows: Tangible Equity = Stockholders Equity - Intangible assets (goodwill, title plants, and intangible assets).

PAYMENTS

•	The payment of any bonus shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•	100% of the bonus payment is contingent on the recipient being employed with the Company on the applicable payment date. No bonus will be earned or paid unless the participant remains employed in good standing through such date.

My participation in this 2018 Target Bonus Opportunity program shall not entitle me to remain in the employ of the Company. My employment is at-will. The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals.

This document constitutes the entire agreement between the Company and me with respect to my bonus compensation and other matters stated herein; and supersedes and replaces all other agreements and negotiations, whether written or oral, pertaining to my bonus compensation or any other matter stated herein. This document may not be amended unless done so in writing and signed by all signatories to this document.

I affirm that the Alternative Dispute Resolution Policy set forth in Section 1.8 of the Associate Reference Guide shall apply to and govern all disputes 1) under this Target Bonus Opportunity and 2) related to my employment.

I also understand and agree that for twelve (12) months following termination of my employment with Lennar, I will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.

The Company and Associate acknowledge and agree that bonuses are not automatic, but are awarded for excellent individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding. Receiving bonus compensation under this agreement does not indicate or suggest that I will receive, or will be entitled to, any additional bonus compensation at any time.

Signature:
Date:
	Jon Jaffe Chief Operating Officer Lennar Corporation	Stuart Miller Chief Executive Officer Lennar Corporation